UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2013
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Libbey Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-12084	34-1559357
(State of incorporation)	(Commission File Number)	(IRS Employer identification No.)

300 Madison Avenue Toledo, Ohio	43604
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (419) 325-2100
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On March 22, 2013, Libbey Inc. announced that its wholly-owned subsidiary Libbey Glass Inc. is calling for redemption, on May 7, 2013, $45.0 million of its 6.875 percent Senior Secured Notes due 2020. A copy of the Company's press release is furnished pursuant to Item 7.01 as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

d) Exhibit 99.1  Press release dated March 22, 2013 announcing the calling for redemption, on May 7, 2013, $45.0 million of its 6.875 percent Senior Secured Notes due 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Libbey Inc. Registrant
Date: March 25, 2013	By:	/s/ Sherry L. Buck
Sherry L. Buck
Vice President, Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated March 22, 2013 announcing the calling for redemption, on May 7, 2013, $45.0 million of its 6.875 percent Senior Secured Notes due 2020.